September 29, 2017

Supplement

SUPPLEMENT DATED SEPTEMBER 29, 2017 TO THE SUMMARY PROSPECTUS OF
Morgan Stanley California Tax-Free Daily Income Trust, Dated May 1, 2017
(the "Fund")

The contractual advisory fee rates of the Fund have been decreased, effective September 30, 2017. Accordingly, effective September 30, 2017, the Summary Prospectus is hereby amended as follows:

The Fund's Annual Fund Operating Expenses table under the section of the Summary Prospectus entitled "Fees and Expenses—Annual Fund Operating Expenses" is hereby deleted in its entirety and replaced with the following:

	R Class	S Class
Advisory Fee(1)	0.15%	0.15%
Shareholder Servicing Fee	0.10%	0.10%
Other Expenses(2)	0.71%	0.71%
Total Annual Fund Operating Expenses(3)	0.96%	0.96%
Fee Waivers and/or Expense Reimbursements(3)	0.36%	0.36%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements(3)	0.60%	0.60%

The Example information under the section of the Summary Prospectus entitled "Fees and Expenses—Example" is hereby deleted in its entirety and replaced with the following:

Example

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year and the Fund's operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
R Class	$61	$270	$496	$1,145
S Class	$61	$270	$496	$1,145

The footnotes following the Fund's Example information under the section of the Summary Prospectus entitled "Fees and Expenses—Example" are hereby deleted in its entirety and replaced with the following:

(1)  The Advisory Fee has been restated to reflect the decrease in the advisory fee effective September 30, 2017.

(2)  Other Expenses have been restated to reflect Other Expenses as of June 30, 2017.

(3)  The Fund's "Adviser" and "Administrator," Morgan Stanley Investment Management Inc., has agreed to assume all operating expenses of the Fund and to waive the advisory fee and administration fee, as applicable, to the extent such expenses and fees, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), on an annualized basis exceeds 0.60% of the average daily net assets of the Fund. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Trustees acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

Please retain this supplement for future reference.

DSCSUMPROSPT 9/17